Revenue and Other Income	12 Months Ended
Jun. 30, 2024
Revenue and Other Income [Abstract]
Revenue and other income

Note 3. Revenue and other income

		30 June 2024	30 June 2023	30 June 2022
	Notes	A$	A$	A$
Revenue
Revenue from Operating Activities
Revenue from contracts with customers at a point in time		4,902,865	1,804,705	765,193
Total Revenue from Operating Activities		4,902,865	1,804,705	765,193

Grant Income
Australian R&D tax incentive refund		764,981	392,877	257,500
MTEC R&D grant		2,599,458	2,158,936	369,045
HJF R&D grant		-	-	306,595
EMDG grant		28,000	28,000	-
Other income		15,760	11,685	24,585
Total Grant Income		3,408,199	2,591,498	957,725

Other Gains/(Losses) – Net
Fair value gains/(losses) to financial assets	8 (c)(ii)	(557,676)	(523,666)	-
Net foreign exchange gains/(losses)		(27,603)	363,724	247,558
Movement in inventory provision		-	430,932	-

(i)	Fair value of R&D tax incentive refund

The group’s R&D activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognized when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured.

(ii)	R&D grants from MTEC

The group’s other grant income is recognized when compliance with the conditions attached to the grant have been determined and the group has ascertained the grant will be received and the amount can be reliably measured. For the year ended 30 June 2024, the group has recognized $2,599,458 (2023: $2,158,936) R&D grant from Medical Technology Enterprise Consortium (“MTEC”). This is to recognize income over the year necessary to match the grants on a systematic basis with the costs that they are intended to compensate.